Slide 1

Third Quarter 2003 Earnings Call

October 28, 2003
9:00 AM EDT

EXHIBIT 99.3

Slide 2

Statements made during this presentation are based on management's beliefs as well as assumptions made by, and information currently available to management, pursuant to "safe-harbor"
provisions of the Private Securities Litigation Reform Act of 1995. While these statements reflect our best judgment, they are subject to risks and uncertainties that could cause a change in focus and direction. Information concerning some of the factors that could cause actual results to differ materially from those in, or implied by, the forward looking statements are set forth under “Risk
Factors” in the Company’s Form 10-K for the period ending December 28, 2002.

“Forward Looking Statements”

Non-GAAP Financial Measure

This presentation contains disclosure of EBITDA, which is a non-GAAP financial measure within the meaning of Regulation G promulgated by the Securities and Exchange Commission. A reconciliation of EBITDA to net income available to common stockholder before income taxes, the most directly comparable GAAP financial measure, as well as additional information concerning
EBITDA, is included in the exhibits to Global Power Equipment Group’s third quarter earnings release of October 27, 2003. This press release is available at http://www.globalpower.com by accessing Press Releases through the Investor Relations tab.

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Operations

2.

4.

3.

1.

Aligning operations with the market demand

Domestic vs. International

Market Diligence

Cost Management

Reduce G&A

Year-end Employees

Slide 4

Financial Results – 3Q03 vs. 3Q02
In $000s, except per share and % chg

Revenues

$ 57,301

$ 112,673

-49.1%

Direct Costs

$ 43,454

$ 84,175

-48.4%

Gross Margin

$ 13,847

$ 28,498

-51.4%

Gross Margin Percent

24.2%

25.3%

-1.1pts

-29.9%

Operating Expenses

G&A

$ 5,088

$ 7,256

Other

$ 3,490

$ 3,882

-10.1%

Total Operating Expenses

$ 8,578

$ 11,138

-23.0%

Operating Profit

$ 5,269

$ 17,360

-69.6%

Net Interest Expense

$

326

$

1,149

-71.6%

Net Income Before Income Taxes

$ 4,943

$ 16,211

-69.5%

Income Tax Provision

$ 1,928

$

6,322

-69.5%

Net Income

$ 3,015

$ 9,889

-69.5%

Diluted Shares Outstanding

45,996

45,604

0.9%

EPS

$ 0.07

$0.22

-68.2%

EBITDA

$ 6,143

$ 18,291

-66.4%

3Q03

3Q02

% Chg

Slide 5

Financial Results – YTD03 vs. YTD02
In $000s, except per share and % chg

Revenues

$ 198,329

$ 479,116

-58.6%

Direct Costs

$ 146,314

$ 378,000

-61.3%

Gross Margin

$ 52,015

$ 101,116

-48.6%

Gross Margin Percent

26.2%

21.1%

+5.1pts

-12.5%

Operating Expenses

G&A

$ 17,098

$19,547

Other

$ 9,599

$ 12,867

-25.4%

Total Operating Expenses

$ 26,697

$ 32,414

-17.6%

Operating Profit

$ 25,318

$ 68,702

-63.1%

Net Interest Expense

$

1,218

$  3,537

-65.6%

Net Income Before Income Taxes

$ 24,100

$ 65,165

-63.0%

Income Tax Provision

$  9,399

$ 25,414

-63.0%

Net Income

$ 14,701

$ 39,751

-63.0%

Diluted Shares Outstanding

45,788

45,633

0.3%

EPS

$0.32

$0.87

-63.2%

EBITDA

$ 27,998

$ 71,436

-60.8%

YTD03

YTD02

% Chg

30%
25%
20%
15%
10%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q

Gross Margins
By Quarter

1999

2000

2001

Average
20.2%

2002

Slide 6

17.9%

17.0%

18.2%

22.4%

Average for year

2003

24.2%

26.2%

Slide 7

Financial Results
Segment and Geographic Details
3Q03 vs. 3Q02 and YTD03 vs. YTD02
In $000s, except % chg

Revenues

Heat Recovery Equipment

$29,428

$52,404

$(22,976)

(53.8)%

Auxiliary Power Equipment

27,873

60,269

(32,396)

(43.8)%

Total

$57,301

$112,673

$(55,372)

(49.1)%

United States

$41,450

$80,802

$(39,352)

(48.7)%

Asia

$409

$11,338

$(10,929)

(96.4)%

Europe

$11,370

$13,373

$(2,003)

(15.0)%

Other

$4,072

$7,160

$(3,088)

(43.1)%

3Q03

3Q02

Change

% Chg

Revenues

Heat Recovery Equipment

$96,605

$258,926

$(162,321)

(53.8)%

Auxiliary Power Equipment

$101,724

$220,190

$(118,466)

(62.7)%

Total

$198,329

$479,116

$(280,787)

(58.6)%

United States

$140,585

$403,576

$ (262,991)

(65.2)%

Asia

$8,487

$23,873

$(15,386)

(64.4)%

Europe

$25,769

$26,011

$(242)

(0.9)%

Other

$23,488

$25,656

$(2,168)

(8.5)%

YTD03

YTD02

Change

% Chg

Slide 8

1999

Historical Backlog
By Month

2000

2001

2002

2003

0

250

500

750

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

S

O

N

D

J

F

M

A

M

J

J

A

S

At quarter’s end

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Financial Results – YTD2003
Cash & Cash Usage
In $000s

Note:  Net Debt is Total Debt less Cash & Cash Equivalents.

Beginning of period cash

$

26,308

$

2,435

$

59,042

EBITDA

94,361

92,936

27,998

Other operating, investing, financing activities

6,790

10,568

5,092

Change in debt

(113,465)

(45,556)

(26,789)

Capital expenditures, net

(11,559)

(1,341)

928

Change in cash

(23,873)

56,607

7,229

Cash at end of period

$ 2,435

$ 59,042

$ 66,271

Total Debt / Net Debt as of:

12/30/00 Total Debt

$219,094

Net Debt

192,786

12/29/01 Total Debt

$105,629

Net Debt

103,194

12/28/02 Total Debt

$60,073

Net Debt

1,031

9/27/03

Total Debt

$33,284

Net Debt

(32,987)

FY2001

FY2002

YTD2003

As of 9/27/03

Slide 10

Key Financial Statistics

Note:  Net Debt is Total Debt less Cash & Cash Equivalents.

Net working capital (average LTM) - $000s

$ (19,896)

EBITDA - $000s

$ 27,998

Total debt  - $000s

$ 33,284

Cash & Cash Equivalents - $000s

$ 66,271

Net debt - $000s

$ (32,987)

Stockholder’s equity - $000s

$ 145,915

Total capital invested (Stockholders equity + LT-Debt) - $000s

$ 179,199

Total debt to total capitalization

18.6%

Pre-tax Return on Average Invested Capital

23.5%

Pre-tax Return on Average Equity

31.6%

*Pre-tax returns are based on reported pre-tax earnings over the past four quarters for average invested capital and average equity

Singapore

China
22%
Latin America
7%
Middle East
3%
East Asia
11%
Africa
14%
USA
5%
Other NA
2%
South Asia
25%
Pacific
3%
Europe
8%

The “Region”

China

Japan

Philippines

Indonesia

Vietnam

Thailand

Malaysia

Taiwan

Australia

Japan

Vietnam

Korea

Philippines

China

Thailand

Singapore

Australia

Why China and Asia?
Nearly 60% of the World’s Population Lives in Asia

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Taiwan
Malaysia
Indonesia

MW per 1,000 Persons
2.69
1.79
1.49
1.41
0.66
0.54
0.38
0.25
0.23
0.12
0.09
USA
Pacific
Russia
Europe
Middle East
World Avg.
Latin America
East Asia
China
Africa
South Asia

Huge Demand Opportunity:

On a per capita basis, the United States has 2.7
megawatts of installed electrical generation capacity
for every 1,000 persons.

China only has .23 megawatts for every 1,000 persons

China’s electrical demand is rising 12-15% per
year

China

Slide 12

Thank You

For Additional Information Please Contact:
Bob Zwerneman
Director, Investor Relations
Global Power Equipment Group

(918) 274-2398
bobz@globalpower.com

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